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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                       PIONEER-STANDARD ELECTRONICS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                             Pioneer Standard Logo

                       PIONEER-STANDARD ELECTRONICS, INC.
                 4800 EAST 131ST STREET / CLEVELAND, OHIO 44105

                               ------------------

                                 June 28, 1999

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Pioneer-Standard Electronics, Inc., which will be held at 10:00 a.m. on Tuesday, July 27, 1999, at the Systems Integration Value Added Center, 28600 Fountain Parkway, Solon, Ohio. Your Board of Directors and management look forward to greeting personally those shareholders able to attend.

     At the meeting, in addition to electing three Class B Directors, your Board is asking shareholders to approve the Pioneer-Standard Electronics, Inc. 1999 Stock Option Plan for Outside Directors and the Pioneer-Standard Electronics, Inc. 1999 Restricted Stock Plan. Detailed information about these proposals is more fully set forth in the accompanying Proxy Statement for your information.

     It is important that your shares are represented and voted at the meeting whether or not you plan to attend. Accordingly, please sign, date and mail the enclosed Proxy in the envelope provided, at your earliest convenience.

     Thank you for your cooperation and continued support.

                                            /s/ James L. Bayman
                                            James L. Bayman
                                            Chairman of the Board and
                                            Chief Executive Officer

                             Pioneer Standard Logo

                       PIONEER-STANDARD ELECTRONICS, INC.
                 4800 EAST 131ST STREET / CLEVELAND, OHIO 44105

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of the Shareholders (the "Annual Meeting") of Pioneer-Standard Electronics, Inc. (the "Company") will be held at the Systems Integration Value Added Center, 28600 Fountain Parkway, Solon, Ohio, on Tuesday, July 27, 1999, at 10:00 a.m., Eastern Daylight Savings Time, for the following purposes:

          1. To elect three (3) Class B members of the Board of Directors of the Company to hold office for a term of three (3) years and until their respective successors are elected;

          2. To approve the Pioneer-Standard Electronics, Inc. 1999 Stock Option Plan for Outside Directors;

          3. To approve the Pioneer-Standard Electronics, Inc. 1999 Restricted Stock Plan; and

          4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only shareholders of record at the close of business on June 7, 1999 are entitled to notice of the Annual Meeting and to vote thereat.

                                          By Order of the Board of Directors.

                                          William A. Papenbrock
                                          Secretary

June 28, 1999

                             Pioneer Standard Logo

                       PIONEER-STANDARD ELECTRONICS, INC.
                 4800 EAST 131ST STREET / CLEVELAND, OHIO 44105

                               ------------------

                    MAILED TO SHAREHOLDERS ON JUNE 28, 1999

                                PROXY STATEMENT

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 27, 1999

     The Proxy enclosed with this Proxy Statement is solicited by the Board of Directors of Pioneer-Standard Electronics, Inc. (the "Company") and is to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on July 27, 1999, and any adjournments thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement. Without affecting any vote previously taken, a shareholder may revoke his or her Proxy by giving notice to the Company in writing at any time before its exercise or in open meeting. Unless so revoked, shares represented by a valid Proxy (in the form enclosed and properly signed) received in time for the voting will be voted in accordance with the directions contained therein.

     The holders of Common Shares of the Company (the only class of shares outstanding) will be entitled to vote at the Annual Meeting. At the close of business on June 7, 1999, the date fixed for the determination of persons entitled to vote, there were 31,134,741 Common Shares outstanding and entitled to vote at the Annual Meeting, each share being entitled to one vote. Under Ohio law and the Company's Amended Code of Regulations, if a quorum is present at the Annual Meeting, the three (3) nominees for election as Directors who receive the greatest number of votes cast for the election of Directors at the Annual Meeting by the Common Shares present in person or represented by proxy and entitled to vote will be elected Directors ("Proposal 1"). The affirmative vote of the holders of a majority of the Common Shares present in person or represented by proxy and entitled to vote is required to authorize, approve and adopt the Pioneer-Standard Electronics, Inc. 1999 Stock Option Plan for Outside Directors ("Proposal 2") and to authorize, approve and adopt the Pioneer-Standard Electronics, Inc. 1999 Restricted Stock Plan ("Proposal 3"). Votes that are withheld with respect to the election of Directors will not be counted in determining the outcome of the election. An abstention from voting any share with respect to Proposal 2 or Proposal 3 will have the practical effect of a vote against such proposal. A broker non-vote with respect to any share will not affect the approval of Proposal 2 or Proposal 3, since the share is not considered present for voting purposes.

     If notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the Annual Meeting that he or she desires the voting for the election of Directors to be cumulative, an announcement of the giving of such notice shall be made upon the convening of the meeting by the Chairman or Secretary or may be made by or on behalf of the shareholder giving such notice. Cumulative voting permits each shareholder to cumulate his or her voting power at such election by giving one nominee as many votes as equals the product of the number of Directors to be elected multiplied by the number of his votes, or by distributing his or her votes on the same principle among two or more nominees, as the shareholder sees fit.

                             ELECTION OF DIRECTORS

     At this Annual Meeting, three Class B Directors are to be elected for a three-year term ending at the Annual Meeting in 2002. The Board of Directors' nominees for election are James L. Bayman, Thomas A. Commes and Karl E. Ware. Mr. Bayman and Mr. Ware currently serve as Directors of the Company. Mr. Commes has been nominated by the Board of Directors to fill the Class B seat currently occupied by Gordon E. Heffern, who is 75 years of age and has decided to retire from the Board for personal reasons after 10 years of service.

     The proxyholders named in the accompanying Proxy or their substitutes will vote such Proxy at the Annual Meeting or any adjournments thereof for the election as Directors of the three nominees named above unless the shareholder instructs by marking the appropriate space on the Proxy that authority to vote is withheld. If cumulative voting is in effect, the proxyholders shall have full discretion and authority to vote for any one or more of such nominees. In the event of cumulative voting, the proxyholders can vote the shares represented by each Proxy so as to maximize the number of Board of Directors' nominees elected to the Board. Each of the nominees has indicated his willingness to serve as a Director, if elected. If any nominee should become unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for such substitute nominee as may be named by the Board of Directors. In no event will the accompanying Proxy be voted for more than three nominees or for persons other than those named above and any such substitute nominee for any of them.

     The following table sets forth, with respect to each of the nominees for election and the other Directors whose terms will continue after the Annual
Meeting: his principal occupation for the past five years and his directorships in other publicly-held corporations; the year during which his service as a Director commenced; his age; and the expiration date of his term or the term for which he is a nominee.

                             NOMINEES FOR ELECTION

                                           PRINCIPAL OCCUPATION OR EMPLOYMENT         DIRECTOR            PROPOSED
                                              FOR PAST FIVE YEARS AND OTHER         CONTINUOUSLY            TERM
                NAME                   DIRECTORSHIPS OF PUBLICLY-HELD CORPORATIONS     SINCE       AGE   EXPIRATION
                ----                   -------------------------------------------  ------------   ---   ----------
                                                 CLASS B DIRECTORS
James L. Bayman(1)...................  Chief Executive Officer and Chairman of the      1984       62       2002
                                       Board of the Company since April 1995;
                                       President of the Company from June 1984 to
                                       April 1997; Chief Operating Officer of the
                                       Company from June, 1984 to April 1995
Thomas A. Commes.....................  President and Chief Operating Officer of          N/A       57       2002
                                       The Sherwin-Williams Company (paints and
                                       painting supplies manufacture and
                                       distribution) from June 1986 to March 1999
                                       and a Director of The Sherwin-Williams
                                       Company from April 1980 to March 1999;
                                       Director, Applied Industrial Technologies,
                                       Inc., Generac Portable Products, Inc., and
                                       KeyCorp

                                           PRINCIPAL OCCUPATION OR EMPLOYMENT         DIRECTOR            PROPOSED
                                              FOR PAST FIVE YEARS AND OTHER         CONTINUOUSLY            TERM
                NAME                   DIRECTORSHIPS OF PUBLICLY-HELD CORPORATIONS     SINCE       AGE   EXPIRATION
                ----                   -------------------------------------------  ------------   ---   ----------
Karl E. Ware(2)......................  Chairman and Chief Executive Officer, Ware       1988       72       2002
                                       Industries, Inc. (Metal Wire Forms and
                                       Steel Components); Director, LESCO, Inc.

                                          DIRECTORS CONTINUING IN OFFICE

                                                 CLASS A DIRECTORS
Victor Gelb(1)(2)(3).................  President, Victor Gelb, Inc. (Industrial         1971       72       2001
                                       Fibers); Director, Specialty Chemical
                                       Resources
Keith M. Kolerus.....................  Retired Vice President, American Division,       1998       53       2001
                                       National Semiconductor (Computer
                                       Components), from 1996 to February 1998;
                                       Vice President, Strategy -- International
                                       Business, National Semiconductor, from 1995
                                       to 1996; President, National Semiconductor
                                       Japan Ltd., from 1992 to 1995; Chairman of
                                       the Board of Directors, National Semi-
                                       conductor Japan Ltd., from 1995 to 1998
Edwin Z. Singer(1)(2)(3).............  Chairman of the Board, Sandusco, Inc.            1974       68       2001
                                       (Wholesale Merchandising, Real Estate)

                                                 CLASS C DIRECTORS
Charles F. Christ....................  Retired Vice President and General Manager       1997       60       2000
                                       of Components Division, Digital Equipment
                                       Corporation (Com- puter and Office
                                       Equipment) from July 1994 to July 1997;
                                       prior thereto, Vice President, Storage
                                       Business Unit, Digital Equipment
                                       Corporation; Director, Maxtor Corporation

                                           PRINCIPAL OCCUPATION OR EMPLOYMENT         DIRECTOR            PROPOSED
                                              FOR PAST FIVE YEARS AND OTHER         CONTINUOUSLY            TERM
                NAME                   DIRECTORSHIPS OF PUBLICLY-HELD CORPORATIONS     SINCE       AGE   EXPIRATION
                ----                   -------------------------------------------  ------------   ---   ----------
Arthur Rhein.........................  President and Chief Operating Officer of         1990       53       2000
                                       the Company since April 1997; prior
                                       thereto, Senior Vice President of the
                                       Company from April 1993 until April 1997
                                       and Vice President -- Marketing from 1986
                                       to April 1993
Thomas C. Sullivan(1)(3).............  Chairman of the Board and Chief Executive        1984       61       2000
                                       Officer, RPM, Inc. (Specialty Coatings and
                                       Membranes); Director, National City Bank (a
                                       subsidiary of National City Corporation),
                                       Huffy Corporation, and Kaydon Corporation

---------------

(1) Member of the Executive Committee.
(2) Member of the Audit Committee.
(3) Member of the Compensation Committee.

INFORMATION REGARDING MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS AND COMPENSATION OF DIRECTORS

     The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee. The Executive Committee, which held no meetings during the last fiscal year ended March 31, 1999, exercises the power and authority of the Board of Directors in the interim period between Board meetings. The Audit Committee, which held three (3) meetings during the last fiscal year, reviews with the Company's independent auditors the proposed scope of the Company's annual audits and audit results, reviews the adequacy of internal financial controls, reviews internal audit functions, provides recommendations as to the engagement of independent auditors, and reviews any problems identified by either the internal or external audit functions. The Compensation Committee, which held five (5) meetings during the last fiscal year, reviews and makes recommendations concerning executive officers' compensation and employment agreements and the Company's stock option plans. The Compensation Committee also reviews and makes recommendations concerning outside Director compensation. The Board of Directors serves as the Company's nominating committee.

     The Board of Directors held five (5) meetings during the fiscal year. During the fiscal year, no Director attended less than 75% of the aggregate of
(i) the total number of meetings of the Board of Directors held during the period he served as a Director and (ii) the total number of meetings held by Committees of the Board on which he served, during the periods that he served, except for Mr. Heffern who attended 70% of such meetings.

     Directors who are not also employees of the Company receive an annual fee of $20,000 and $1,000 for each Board or Committee meeting attended. In addition, such Directors receive $1,000 for each Board or Committee telephone conference in which he participates. In the event that more than one Board or Committee meeting is held on the same day, the Directors involved receive $500 for the second meeting attended. As Chairman of the Audit Committee, Mr. Singer received an annual fee of $4,000 in addition to any fees he received as a Committee member, and, as Chairman of the Compensation Committee, Mr. Gelb received an annual fee of $4,000 in addition to any fees he received as a Committee member.

     Upon their election or appointment to the Board of Directors, outside Directors also receive, under the Company's 1995 Stock Option Plan for Outside Directors, an option to purchase 7,500 Common Shares of the Company. Such option has an exercise price equal to the fair market value of a Common Share of the Company on the date of grant, becomes exercisable in equal parts over a four year period commencing with the date of grant, and expires ten (10) years from the date of grant, unless the Director's services are earlier terminated.

     The Company also provides a Deferred Compensation Plan for its outside Directors. The Plan provides that the Director may elect, no later than 15 days prior to the start of a fiscal year, to defer all or a part of their compensation for the following year, which deferral will continue until the election is revoked. Deferred compensation is credited to a Director's account, at the Director's option, as a cash allotment or stock allotment. Amounts deferred as a cash allotment bear interest at the National City Bank prime interest rate. Amounts deferred as a stock allotment are credited to the Director's account as the stock equivalent of the number of Company Common Shares that could be purchased with the dollar amount of the allotment at the last sales price of the Company's Common Shares on the last trading day of the applicable quarter. Distributions of the final account balance in a Director's account are payable in cash in five equal annual installments, or such other distribution schedule requested by the Director which is acceptable to the Company, commencing six months after the date on which the person ceases to be a Director or the date on which the Director elects to terminate participation in the Plan. The Plan also provides for various payment terms to beneficiaries in the event of the Director's death.

                                SHARE OWNERSHIP

     The following table sets forth the number of Common Shares of the Company beneficially owned by each Director nominee and Director; the Chief Executive Officer and each of the Executive Officers of the Company; all Directors and Executive Officers as a group; persons known to the Company to own beneficially in excess of five percent of the Common Shares; and the percent of the class so owned as of June 7, 1999, unless otherwise indicated.

                                                                NUMBER OF
                                                              COMMON SHARES
                                                              BENEFICIALLY     PERCENT
                            NAME                                OWNED(1)       OF CLASS
                            ----                              -------------    --------
DIRECTOR NOMINEES AND DIRECTORS (EXCLUDING EXECUTIVE
  OFFICERS)(2)
Charles F. Christ...........................................        4,500(3)        *
Thomas A. Commes............................................       20,000          .1
Victor Gelb.................................................       37,752(4)       .1
Gordon E. Heffern...........................................       15,397(4)        *
Keith M. Kolerus............................................        8,000(5)        *
Edwin Z. Singer.............................................       95,579(4)(6)     .3
Thomas C. Sullivan..........................................       13,875(4)        *
Karl E. Ware................................................       10,250(4)        *
EXECUTIVE OFFICERS(2)
James L. Bayman.............................................    1,339,016(7)      4.3
Gregory T. Geswein..........................................           --          --
John V. Goodger.............................................      224,054(8)       .7
Arthur Rhein................................................      258,212(9)       .8
All Directors and Executive Officers as a group (12
  persons)..................................................    2,031,322(10)     6.4
OTHER PERSONS
Fiduciary Management, Inc.
  225 East Mason Street
  Milwaukee, Wisconsin 53202................................    2,412,255(11)     7.7
Putnam Investments, Inc.
  One Post Office Square
  Boston, Massachusetts 02109...............................    2,201,089(12)     7.1
Wachovia Corporation
  Wachovia Bank, National Association
  100 North Main Street
  Winston-Salem, North Carolina 27150.......................    4,056,202(13)    13.0
The Prudential Insurance Company of America
  751 Broad Street
  Newark, New Jersey 07102-3777.............................    2,606,300(14)     8.4

---------------

   * Shares owned are less than one-tenth of one percent of class.

 (1) Except where otherwise indicated, beneficial ownership of the Common Shares held by the persons listed in the table above comprises both sole voting and dispositive power, or voting and dispositive power that is shared with the spouses of such persons.

 (2) The address of each Director nominee, Director and Executive Officer is 4800 East 131st Street, Cleveland, Ohio 44105.

 (3) Includes 4,500 Common Shares which the Director has the right to acquire within 60 days of June 7, 1999 through the exercise of stock options granted to the Director under the 1995 Stock Option Plan for Outside Directors.

 (4) Includes 7,500 Common Shares which the Director has the right to acquire within 60 days of June 7, 1999 through the exercise of stock options granted to the Director under the 1995 Stock Option Plan for Outside Directors.

 (5) Includes 3,000 Common Shares which the Director has the right to acquire within 60 days of June 7, 1999 through the exercise of stock options granted to the Director under the 1995 Stock Option Plan for Outside Directors.

 (6) Includes 70,000 Common Shares beneficially owned by a corporation controlled by Mr. Singer.

 (7) Includes (i) 68,054 Common Shares which Mr. Bayman has the right to acquire within 60 days of June 7, 1999, through the exercise of stock options granted to him under the 1991 Stock Option Plan and (ii) 611,567 restricted Common Shares which Mr. Bayman was granted under the Pioneer-Standard Electronics, Inc. 1999 Restricted Stock Plan, as to which Mr. Bayman has sole voting power but no dispositive power until such shares have become vested. See "Proposal to Approve the 1999 Restricted Stock Plan."

 (8) Includes (i) 108,811 Common Shares which Mr. Goodger has the right to acquire within 60 days of June 7, 1999, through the exercise of stock options granted to him under the 1982 Incentive Stock Option Plan and 1991 Stock Option Plan and (ii) 112,231 restricted Common Shares which Mr. Goodger was granted under the Pioneer-Standard Electronics, Inc. 1999 Restricted Stock Plan, as to which Mr. Goodger has sole voting power but no dispositive power until such shares have become vested. See "Proposal to Approve the 1999 Restricted Stock Plan."

 (9) Includes 215,125 Common Shares which Mr. Rhein has the right to acquire within 60 days of June 7, 1999, through the exercise of stock options granted to him under the 1982 Incentive Stock Option Plan and the 1991 Stock Option Plan.

(10) The number of Common Shares shown as beneficially owned by the Company's Directors and Executive Officers as a group includes 436,990 Common Shares which such persons have the right to acquire within 60 days of June 7, 1999 through the exercise of stock options granted to them under the 1982 Incentive Stock Option Plan, the 1991 Stock Option Plan and the 1995 Stock Option Plan for Outside Directors.

(11) As reported on a Schedule 13G report dated January 31, 1999. The reporting person has shared dispositive power with respect to 273,100 shares.

(12) As reported on a Schedule 13G report dated March 9, 1999. The reporting person has shared voting power with respect to 429,406 Common Shares and shared dispositive power with respect to 2,201,089 shares. Of the shares shown in the table, Putnam Investment Management, Inc. and The Putnam Advisory Company, Inc., which are wholly owned subsidiaries of Putnam Investments, Inc. and are located at the same address as Putnam Investments, Inc., beneficially own 828,279 Common Shares and 1,372,810 Common Shares, respectively.

(13) The reporting person has shared voting power with respect to the 4,056,202 Common Shares. These shares are held in The Pioneer Stock Benefit Trust, of which the reporting person is trustee, pursuant to the Share Subscription Agreement and Trust effective as of July 2, 1996, between the Company and Wachovia Bank of North Carolina, N.A.

(14) As reported on a Schedule 13G report dated January 29, 1999. The reporting person has shared voting and dispositive power with respect to 1,280,800 Common Shares.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended March 31, 1999, 1998 and 1997, of all those persons who were during the 1999 fiscal year (i) the Chief Executive Officer and (ii) the other Board elected Executive Officers of the Company (collectively, the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                            LONG TERM
                                                                           COMPENSATION
                                      ANNUAL COMPENSATION                     AWARDS
                         ---------------------------------------------   ----------------
                                                           OTHER            SECURITIES
       NAME AND                                            ANNUAL           UNDERLYING         ALL OTHER
  PRINCIPAL POSITION     YEAR    SALARY     BONUS     COMPENSATION (1)       OPTIONS        COMPENSATION (2)
  ------------------     ----   --------   --------   ----------------   ----------------   ----------------
James L. Bayman........  1999   $425,000   $398,653         $--              200,000            $43,926
  Chairman of the        1998    300,000    479,748          --               25,000             43,816
  Board and Chief        1997    300,000    336,910          --                   --             41,365
  Executive Officer
Arthur Rhein...........  1999    350,000    323,906          --              150,000             33,184
  President and Chief    1998    271,250    390,108          --               20,000             32,573
  Operating Officer      1997    230,000    273,740          --                   --             10,742
John V. Goodger........  1999    200,000     74,747          --               80,000             28,513
  Vice President,        1998    150,000     89,640          --                5,000             29,842
  Treasurer and          1997    150,000     63,171          --                   --             11,733
  Assistant Secretary

---------------

(1) Unless otherwise indicated, no Executive Officer named in the Summary Compensation Table received personal benefits or perquisites in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus.

(2) Consists of (i) contributions by the Company on behalf of the Named Executives to the Pioneer-Standard Electronics, Inc. Employees' Profit Sharing Retirement Plan, which during fiscal 1999 were as follows: James L. Bayman, $6,689; Arthur Rhein, $7,444; and John V. Goodger, $5,146; and (ii) premiums paid for split dollar life insurance by the Company, which during fiscal 1999 were as follows: James L. Bayman, $37,237; Arthur Rhein, $25,740; and John V. Goodger, $23,367.

OPTION GRANTS, EXERCISES AND YEAR-END VALUES

     The following table sets forth information regarding grants of stock options to the Named Executives under the 1991 Stock Option Plan during the fiscal year ended March 31, 1999. The options were granted at the fair market value on the date of grant for a term of ten (10) years.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS
                                ---------------------------------------------------
                                              % OF TOTAL                               POTENTIAL REALIZABLE VALUE AT
                                NUMBER OF      OPTIONS                                    ASSUMED ANNUAL RATES OF
                                SECURITIES    GRANTED TO                                STOCK PRICE APPRECIATION FOR
                                UNDERLYING    EMPLOYEES     EXERCISE                       OPTION TERM (10 YEARS)
                                 OPTIONS      IN FISCAL       PRICE      EXPIRATION    ------------------------------
             NAME                GRANTED         YEAR       ($/SHARE)       DATE            5%               10%
             ----               ----------    ----------    ---------    ----------    ------------     -------------
James L. Bayman...............   100,000(1)     8.1%         $12.25       4/28/08        $770,000        $1,952,000
                                 100,000(2)      8.1           8.75       1/15/09         550,000         1,395,000
Arthur Rhein..................    75,000(3)      6.1          12.25       4/28/08         577,500         1,464,000
                                  75,000(4)      6.1           8.75       1/15/09         412,500         1,046,250
John V. Goodger...............    40,000(5)      3.2          12.25       4/28/08         308,000           780,800
                                  40,000(6)      3.2           8.75       1/15/09         220,000           558,000

---------------

(1) Options become exercisable as to 50,000 shares on April 28, 1999 and 50,000 shares on April 28, 2000.

(2) Options become exercisable as to 41,300 shares on January 15, 2000, 47,300 shares on January 15, 2001 and 11,400 shares on January 15, 2002.

(3) Options become exercisable as to 20,900 shares on April 28, 1999, 20,900 shares on April 28, 2000, 20,900 shares on April 28, 2001, 4,200 shares on April 28, 2007 and 8,100 shares on April 28, 2008.

(4) Options become exercisable as to 21,200 shares on January 15, 2000, 21,200 shares on January 15, 2001, 21,200 shares on January 15, 2002 and 11,400 shares on January 15, 2009.

(5) Options become exercisable as to 20,000 shares on November 28, 1998 and 20,000 shares on April 28, 1999.

(6) Options become exercisable as to 14,500 on August 15, 1999 and 25,500 shares on January 15, 2000.

     Shown below is information with respect to the exercise of options to purchase the Company's Common Shares by the Named Executives and unexercised options to purchase the Company's Common Shares for the Named Executives.

     OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                  NUMBER OF
                                                            SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                           UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS
                                  SHARES                       FISCAL YEAR-END           AT FISCAL YEAR-END (1)
                                ACQUIRED ON    VALUE     ---------------------------   ---------------------------
             NAME                EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----               -----------   --------   -----------   -------------   -----------   -------------
James L. Bayman...............        --           --        9,974        220,026       $     --        $    --
Arthur Rhein..................        --           --      178,025        249,200        397,550         26,035
John V. Goodger...............        --           --       78,436         70,627         42,109          2,543

---------------

(1) Based on the difference between the exercise price of such options and the closing price of a share of the Company's Common Shares on the Nasdaq National Market on March 31, 1999 ($6.563).

EMPLOYMENT AGREEMENTS

     The Company entered into Employment Agreements with James L. Bayman, Arthur Rhein and John V. Goodger, effective April 1, 1997. The Employment Agreements provided for a one (1) year employment term and thereafter for an automatic renewal of an additional one (1) year period on each successive anniversary of the effective date subject to (i) termination by the Company effective as of any anniversary of the effective date, (ii) death or disability, (iii) termination by the Company, for cause (as defined) or without cause at any time, and (iv) the officer's voluntary termination. For the fiscal year ending March 31, 1999, Messrs. Bayman, Rhein and Goodger received an annual base salary under the Employment Agreements of $425,000, $350,000 and $200,000, respectively. The Employment Agreement for Mr. Bayman provides for an annual cash incentive bonus payment equal to the product of 8/10 of 1% of "actual operating income" of the Company, multiplied by the ratio of the Company's "actual return on capital" to 20.4%. The term "actual operating income" is defined as income before income tax and interest expense. The term "actual return on capital" is defined as the Company's "actual operating income" divided by the sum of its interest-bearing debt, plus equity (the denominator is calculated for each fiscal year as the average of such amounts for the Company's four (4) fiscal quarters). All amounts used to calculate the incentive compensation payment reflect the operations of the Company and its consolidated subsidiaries in conformity with generally accepted accounting principles. Messrs. Rhein and Goodger will receive annual cash incentive bonuses for fiscal year ending March 31, 1999 in an amount equal to 65/100 of 1%, and 15/100 of 1%, respectively, of the Company's adjusted income as computed in accordance with the above formula.

     The Company has entered into Amended and Restated Employment Agreements effective April 1, 1999, with each of the above officers and also with Mr. Gregory T. Geswein, who was elected Senior Vice President and Chief Financial Officer on April 27, 1999. Mr. Geswein will receive a base salary of $300,000 and an annual cash incentive bonus for fiscal year ending March 31, 2000 in an amount equal to 40/100 of 1% of the Company's adjusted income as computed in accordance with the above formula or a guaranteed cash bonus of $100,000, whichever is greater.

     Mr. Bayman's Agreement has a term of three (3) years with an option on his part to reduce the term to two (2) years, Mr. Goodger's Agreement has a term of two (2) years with an option on his part to reduce the term to one (1) year, and Messrs. Rhein's and Geswein's Agreements have a term of one (1) year and thereafter are renewed automatically for successive one (1) year terms unless terminated as discussed above. Under their Agreements, each of Messrs. Bayman and Goodger has three (3) year employment/consulting arrangements with the Company after expiration of their respective terms as officers of the Company pursuant to which they will be paid $110,000 and $55,000 per year, respectively, for their part time services and during which period they will remain employees of the Company for all purposes.

     In addition to their rights in the event they are terminated without cause or are terminated for disability, in the event of termination in connection with a "change in control," Messrs. Bayman, Rhein, Geswein and Goodger have the right to terminate their employment with the Company and are entitled to receive an amount equal to one month of their then base salary, plus an amount equal to their previous 36 months of base salary, payable in one payment immediately upon such termination. In addition, each of Messrs. Bayman, Rhein, Geswein and Goodger are entitled to immediate payment of an amount equal to their bonuses for the three (3) previously completed fiscal years, if any. Messrs. Bayman, Rhein, Geswein and Goodger also will be entitled to receive vested bonus amounts for the then current fiscal year payable in accordance with certain provisions of their Employment Agreements. For three (3) years following such termination, Messrs. Bayman, Rhein, Geswein and Goodger also will be entitled to all benefits and service credits for benefits under all employee benefit plans, programs or arrangements of the Company. A "change in control" is defined as (i) the acquisition by any person of beneficial ownership, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities or (ii) during any period of 12 consecutive months, individuals who were Directors of the Company at the beginning of the period, and for whom such officers voted as a shareholder, cease for any reason to constitute at least a majority of the Board of Directors of the Company.

     Upon either voluntary termination or termination for cause (as defined) of any Officer, no further remuneration payments will be due under his Employment Agreement. The Agreements also prohibit the Officer from competing with the Company or interfering with the Company's relationships with its customers and employees if the Officer's employment with the Company is terminated for any reason other than in connection with a change in control.

     Effective April 1, 1999, if Mr. Bayman should elect to terminate his employment because of a "change in control," he is entitled to receive, in addition to his change in control payments, an amount equal to the 20% excise tax, if any, to be paid by Mr. Bayman pursuant to the provisions of Section 4999 of the Internal Revenue Code of 1986, as amended, which amount shall be increased by the aggregate of the amount of any federal, state, and local income taxes and excise taxes for which he may become liable on account of the receipt of the excise tax payment. Upon a change in control, payments to Mr. Bayman that may give rise to excise tax liability include those amounts that, in the aggregate, exceed an amount equal to the average compensation received by Mr. Bayman during the prior five (5) years, and may include, in addition to the base salary and bonus payments as discussed above, the value calculated pursuant to
Section 280G and the proposed Treasury Regulations thereunder received by Mr. Bayman upon the accelerated vesting of restricted shares and stock options upon the change in control. The Agreement also provides for payment by the Company of up to $500,000 of legal fees incurred by Mr. Bayman in the event that, following a "change in control," Mr. Bayman may be caused to institute or defend legal proceedings to enforce his rights under his Employment Agreement. The Agreements for Messrs. Rhein, Geswein and Goodger also provide for similar payments.

     Had a "change in control" and termination of employment occurred on June 7, 1999, Mr. Bayman would have received $2,240,311 under his Employment Agreement (three years' base salary plus incentive bonuses) and, assuming that the proposed Restricted Stock Plan had received shareholder approval on or before such date, the 611,567 Common Shares issued to him under the proposed Restricted Stock Plan valued at $6,956,575 (on June 7, 1999 the Company's Common Shares closed at $11.375 per share on The Nasdaq Stock Market) would have become vested and would be considered additional taxable income. Mr. Rhein would have received $1,839,004 under his Employment Agreement. Mr. Goodger would have received $727,558 under his Employment Agreement and the 112,231 Common Shares issued to him under the proposed Restricted Stock Plan valued at $1,276,628 would have become vested and would be considered additional taxable income. Mr. Geswein, who joined the Company on April 1, 1999, would have received $1,200,000 (three times his current $300,000 base salary and guaranteed minimum bonus of $100,000). In addition, all stock options granted to the above individuals would have become immediately vested. To the extent that any of the above would be considered an excess parachute payment under Section 4999 subject to the 20% excise tax, the Company would be obligated to reimburse the officers for such tax plus any additional excise tax thereon, plus all federal, state and local income taxes on the excise tax reimbursements at a combined assumed rate of forty-seven percent (47%), all or part of which may not be tax deductible by the Company as an ordinary and necessary business expense. Pursuant to this tax reimbursement ("gross up") provision and based upon certain assumptions, including that there would be no reduction in the excess parachute payment attributable to a covenant not to compete, the estimated cash payments would have been as follows: Mr. Bayman $2,882,208, Mr. Rhein $818,837, Mr. Goodger $567,144 and Mr. Geswein $602,330. These payments might have the effect of discouraging any possible acquisition or hostile takeover of the

Company. However, depending on the facts and circumstances at the time of an actual "change in control," the payments due to Messrs. Bayman, Rhein, Geswein and Goodger under their Employment Agreements may be materially larger or smaller, and may include additional benefits and payments under other employee benefit plans, programs, perquisites or arrangements of the Company not considered in the above analysis.

                  SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     The following chart compares the value of $100 invested in the Company's Common Shares with a similar investment in the S&P Stock Index ("S&P 500") and the companies listed in the SIC Code 5065--Electronic Parts and Equipment N.E.C. Index ("Peer Group") for the period March 31, 1994 through March 31, 1999.
line chart

                                                    PIONEER-STANDARD              S&P 500 INDEX                PEER GROUP
                                                    ----------------              -------------                ----------
'1994'                                                     100                         100                         100
'1995'                                                     121                         116                         111
'1996'                                                     154                         153                         134
'1997'                                                     129                         183                         138
'1998'                                                     125                         271                         152
'1999'                                                      68                         321                          86

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Company's Compensation Committee is comprised of four (4) outside Directors of the Company. The Compensation Committee is responsible for reviewing, implementing and administering the Company's existing and proposed executive officer and director compensation and employment arrangements and plans.

     Set forth below is a report submitted by Messrs. Gelb, Heffern, Singer and Sullivan in their capacity as members of the Compensation Committee which addresses the factors considered in determining 1999 fiscal year compensation of Mr. James L. Bayman, Chairman and Chief Executive Officer of the Company, and Messrs. Arthur Rhein and John V. Goodger. The report also addresses (i) the Company's compensation philosophy and objectives, (ii) base salary, retirement and other benefit changes for fiscal year March 31, 2000 which were implemented as the result of a comprehensive review of Executive Officer compensation, (iii) targeted annual stock option awards, and (iv) payments to be made to the Officers under their Employment Agreements in the event of a "change in control." Finally, the report addresses matters relating to the proposed 1999 Stock Option Plan for Outside Directors.

FISCAL 1999 COMPENSATION DECISIONS

     Salaries. At an April 27, 1998 meeting, the Compensation Committee reviewed the base salaries of the Named Executives and recommended that the Board increase those salaries for fiscal year ending March 31, 1999 as follows: Mr. Bayman from $300,000 to $425,000; Mr. Rhein from $275,000 to $350,000 and Mr.
Goodger from $150,000 to $200,000 per annum, effective April 1, 1998. In addition, the Compensation Committee recommended that the Board pay a one time special bonus of $100,000 to each of Messrs. Bayman and Rhein if the Company attained a specific earnings per share target on an "all or nothing" basis. This target was not attained and thus the special bonus was not paid.

     Annual Incentive Compensation. Annual cash incentive compensation was awarded to the Named Executives in the form of cash paid pursuant to a formula contained in their Employment Agreements. Cash incentives for the fiscal year ending March 31, 1999, were paid to Messrs. Bayman, Rhein and Goodger in an amount equal to 8/10 of 1%, 65/100 of 1%, and 15/100 of 1%, respectively, of the Company's adjusted 1999 fiscal year income as computed in accordance with the formula contained in the Named Executives' employment agreements. Based upon the results of operations for the Company's March 31, 1999 fiscal year, Mr. Bayman received a cash incentive award of $398,653, Mr. Rhein received a cash incentive award of $323,906, and Mr. Goodger received a cash incentive award of $74,747.

     Stock Options. On April 28, 1998, Mr. Bayman recommended to the Compensation Committee that options to acquire Common Shares be granted to the Named Executives and certain other key management employees totaling 569,000 shares, including 100,000 shares to Mr. Bayman, 75,000 shares to Mr. Rhein, and 40,000 shares to Mr. Goodger. The grant of options to Messrs. Bayman, Rhein and Goodger was subject to shareholder approval of the proposal to amend the 1991 Stock Option Plan, as amended, to increase the number of authorized shares under the Plan by 1,500,000 shares from 1,968,750 to 3,468,750 shares, which amendment was approved by the shareholders at the Company's July 1998 Annual Meeting. In making its decision, the Compensation Committee reviewed the equity interest in the Company held by Messrs. Bayman, Rhein and Goodger, the desirability of increasing such equity interest, and the performance of Messrs. Bayman, Rhein, and Goodger. The Compensation Committee's decision with respect to the grant of stock options primarily was based on Mr. Bayman's recommendations, and the balance of the Committee's decision was based on the other factors discussed above.

     On January 15, 1999, Mr. Bayman recommended to the Compensation Committee that additional options to acquire Common Shares be granted to the Named Executives and certain other key management employees totaling 668,000 shares, including 100,000 shares to Mr. Bayman, 75,000 shares to Mr. Rhein and 40,000 shares to Mr. Goodger. This option award was in advance of and is in lieu of the grant of options by the Compensation Committee which normally takes place in March or April of each year. Thus, no further option awards will be made to these individuals during fiscal year ending March 31, 2000. The purpose of the January 1999 option grant was to recognize the loss in value of unexercised, previously granted options due to unfavorable market conditions. The Committee believes that this award of stock options was prudent for the retention and current incentive of Company management and will provide additional long term incentive to the Named Executives and other key management employees and thus was in the best interest of the shareholders.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Bayman, the Chairman of the Board and Chief Executive Officer during fiscal 1999, received a salary of $425,000, as described above. Mr. Bayman also received the stock options and $398,653 cash incentive payment for fiscal year 1999 as described above.

PHILOSOPHY AND OBJECTIVES

     In November 1998, at the request of the Compensation Committee, the Company retained the services of Ernst & Young LLP as consultants to conduct a comprehensive review of Executive Officer compensation. The objective was to compare the Company's Executive Officers' base salaries, short term annual cash bonus incentives, long term stock incentives, and retirement benefits and perquisites to a peer group of twenty (20) companies compiled by Ernst & Young LLP, some of which are included in the peer group used in "Shareholder Return Performance Presentation" above. The first report was submitted to the Committee in January 1999, and the review process continued through April 1999, at which time the Committee, with the assistance of Ernst & Young LLP and Company counsel, and with the concurrence of the Company's Executive Officers, recommended the following matters to the Company's Board of Directors.

     Compensation Philosophy. The compensation philosophy for Executive Officers incorporates the following objectives regarding the Company's executive compensation program:

     (1) The Company's objective is to pay competitive base salary at the 50th percentile of the compensation peer group;

     (2) Annual cash bonus incentives are targeted at the 50th percentile of the compensation peer group;

     (3) The long-term stock incentive program also generally targets the 50th percentile of the compensation peer group; and

     (4) Executive compensation will be reviewed annually based on a compensation peer group which may be modified from time to time to represent changes in business strategy.

     Compensation Objectives. The Compensation Committee believes that the executive compensation program will promote the following long-term Company objectives:

     (1) To attract, retain and motivate executives who can significantly contribute to the success of the Company;

     (2) To reward the achievement of business objectives that have been approved by the Board;

     (3) To provide a rational, consistent and competitive executive compensation program that is well understood by those to whom it applies; and

     (4) To tie a significant portion of executive compensation to the long-term performance of the Company's Common Shares.

     The Committee believes that if these objectives are consistently achieved, shareholder value will be enhanced over time.

     Peer Group Analysis. Ernst & Young LLP developed a compensation peer group comprised of twenty (20) companies (1) representing the Company's lines of business and revenue size, and (2) companies that may compete with the Company for executive talent.

     Base Salary. Based on the fact that the Company's Executive Officer base salary compensation is substantially below the 50th percentile market consensus and the recommendations of Ernst & Young LLP, the Compensation Committee and the Board of Directors approved the following base salaries for the March 31, 2000 fiscal year:

                                                              BASE SALARY
                                                              -----------
Mr. Bayman, Chairman and Chief Executive Officer............   $500,000
Mr. Rhein, President and Chief Operating Officer............   $400,000
Mr. Geswein, Senior Vice President and Chief Financial         $300,000
  Officer...................................................
Mr. Goodger, Vice President, Treasurer and Assistant           $225,000
  Secretary.................................................

     The Committee recognized that even at these base salary levels, total cash compensation, including cash incentive awards, paid to the Company's elected Executive Officers still is significantly below the 50th percentile market consensus of the above referenced peer group. The Committee intends to continue to review base salaries during fiscal year 2000 and, in addition, will continue to review annual cash incentive awards for the Executive Officers. Until a new annual cash incentive plan is approved and adopted, the current incentive cash bonus formula contained in the Executive Officers' Employment Agreements will continue for fiscal year 2000. The current incentive cash bonus formula and payments made pursuant thereto are not qualified under Section 162(m) of the Internal Revenue Code of 1986.

     Stock Option Target Awards. With respect to stock options, the Compensation Committee recommended a target annual grant rate of up to a maximum of 2% of diluted common shares outstanding. The top five paid Executive Officers will receive stock option grants based on the Black-Scholes Multiple targeted generally at the 50th percentile, with all remaining options available allocated to non-top five paid Executive Officers. The Chief Executive Officer will make recommendations to the Compensation Committee on the allocation of options to Executives and other key employees. These stock option awards will continue to be made under the Company's existing 1991 Stock Option Plan, which has been approved by the Company's Shareholders.

     Retirement and Other Benefits. Based upon the Ernst & Young LLP compensation review, the Compensation Committee recognized that the retirement benefits currently being offered to the Named Executives are significantly less than competitive. Therefore, the Compensation Committee recommended and the Board of Directors adopted additional executive retirement and other benefits as follows:

- SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (SERP)

     A "SERP" has been established to provide retirement cash benefits in an amount not to exceed 50% of their final average earnings to a select group of highly-compensated management employees, which includes elected officers and others selected by the Compensation Committee. Earnings for this purpose would be base salary, including pre-tax deferrals, plus annual incentive compensation. It was decided that Messrs. Bayman and Goodger would not be covered by the SERP but rather would be covered by the Restricted Stock Plan discussed below. Provision is made in the SERP to permit establishment of a "rabbi trust" to set aside assets if deemed appropriate by the Company.

- 1999 RESTRICTED STOCK PLAN

     Due to the nearness to retirement age of Messrs. Bayman and Goodger, the Compensation Committee concluded that providing retirement benefits under the SERP would have a substantial negative effect on cash flow. Therefore, it was concluded that Messrs. Bayman and Goodger would be excluded from the SERP and would instead be covered by a separate Restricted Stock Plan. That Plan provides for a one-time grant of restricted Common Shares to Messrs. Bayman and Goodger of 611,567 and 112,231, respectively, which are the amounts calculated by Ernst & Young LLP as an actuarial approximation of participation in the SERP. The Restricted Stock Plan provides for the vesting of the Shares over a three (3) year period and is, therefore, to a significant extent a reward for future service rather than solely a substitute for the SERP. The Restricted Stock Plan and the issuance of the Shares to Messrs. Bayman and Goodger are subject to shareholder approval at the 1999 Annual Meeting. See "Proposal to Approve the 1999 Restricted Stock Plan."

- BENEFIT EQUALIZATION PLAN

     A Benefit Equalization Plan has been established to permit the Company to set aside amounts for retirement on a profit sharing and 401(k) type basis in excess of amounts allowed under the Company's 401(k) Profit Sharing Plan. Additional voluntary deferrals of compensation also are permitted under the Benefit Equalization Plan. The Plan is limited to a select group of elected officers and other highly-compensated management employees selected by the Compensation Committee. Provision is made to permit establishment of a "rabbi trust" to set aside assets if deemed appropriate by the Company.

- SUPPLEMENTAL EXECUTIVE DISABILITY PLAN

     A Supplemental Executive Disability Plan has been established to provide enhanced disability benefits to the elected officers and others selected by the Chief Executive Officer of the Company. The disability benefit would be 60% of base salary, including pre-tax deferrals, plus annual incentive compensation.

     Change in Control Provisions. The Compensation Committee also recommended and the Board of Directors approved an increase of the "change in control" severance payment from two (2) to three (3) times base salary plus annual incentive cash bonus compensation as well as an excise and income tax gross up on the excise tax payment for the Named Executives for the cash severance payments to be received as well as the restricted stock issued to Messrs. Bayman and Goodger. These changes are included in the Amended and Restated Employment Agreements of the Named Executives and in Mr. Geswein's Employment Agreement described under "Compensation of Executive Officers -- Employment Agreements."

     The Company's compensation arrangements and plans are currently structured in such a manner that it is possible that the compensation which may be paid one or more Named Executives in the fiscal year ended March 31, 2000 will exceed $1 million. The Compensation Committee believes that it is in the best interests of shareholders to retain as much flexibility as possible, presently and in the future, with respect to the Company's compensation arrangements and plans. However, the Compensation Committee recognizes that Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that no tax deduction is allowed for remuneration paid by the Company to any Named Executive to the extent the remuneration paid exceeds $1 million, except for shareholder approved compensation plans that also meet certain other Internal Revenue Code requirements.

BOARD OF DIRECTORS COMPENSATION

     Since 1995 the outside Directors of the Company have received, upon their appointment or election to the Board, a one-time grant of non-transferable, nonqualified options to purchase 7,500 Common Shares at fair market value on the date of grant. Such options vest in equal parts over a four year period, commencing with the date of grant, and expire on the earlier of the tenth anniversary of the date of grant or the termination of the Director's services. On April 27, 1999, at the recommendation of the Compensation Committee, and based upon the results of the Ernst & Young LLP executive compensation review, the Board of Directors adopted, subject to shareholder approval at the 1999 Annual Meeting, a 1999 Stock Option Plan for Outside Directors which provides for an annual award to outside Directors of non-transferable, nonqualified options to purchase 7,500 Common Shares at fair market value on the date of grant. The options vest immediately and expire on the earlier of the tenth anniversary of the date of grant or, provided that the Director has not been removed for cause or voluntarily resigned from the Board, two (2) years following the termination of the Director's services. A total of 105,000 Common Shares may be granted under the Plan. Assuming shareholder approval of the Plan, a total of 52,500 shares will be issued to outside Directors on July 27 at the fair market value of the Company's Common Shares on that date. See "Proposal to Approve the 1999 Stock Option Plan for Outside Directors."

ADDITIONAL MATTERS

     Finally, the Board of Directors has implemented a self evaluation program which is monitored by the Compensation Committee and is considering the adoption of a mandatory retirement policy for Executive Officers and members of the Board of Directors.

              THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                             Victor Gelb (Chairman)
                               Gordon E. Heffern
                                Edwin Z. Singer
                               Thomas C. Sullivan

      PROPOSAL TO APPROVE THE 1999 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

     At the Annual Meeting, shareholders will be asked to vote on a proposal to approve the Pioneer-Standard Electronics, Inc. 1999 Stock Option Plan for Outside Directors (the "1999 Plan"), which provides for the granting of options to purchase the Company's Common Shares to eligible Directors of the Company.

GENERAL

     In April 1999, in conjunction with its comprehensive review of the Company's officer and director compensation practices, Ernst & Young LLP recommended that Directors receive an annual grant of options that are immediately exercisable. In order to implement the recommendation of Ernst & Young LLP, on April 27, 1999 the Board of Directors approved the establishment of the Pioneer-Standard Electronics, Inc. 1999 Stock Option Plan for Outside Directors (the "1999 Plan"). The following summary of the material provisions of the 1999 Plan is qualified in its entirety by reference to the full text of the 1999 Plan, a copy of which is included with this Proxy Statement as Exhibit A.

PURPOSE

     The purpose of the 1999 Plan is to provide outside Directors of the Company with greater incentive to serve and promote the interests of the Company and its shareholders by encouraging the outside Directors to acquire a proprietary interest in the business of the Company or increase the proprietary interest they already have. The Board of Directors believes that such a proprietary interest in the Company promotes the interests of the Company and its shareholders and that the implementation of this policy is desirable.

ELIGIBLE PARTICIPANTS

     Only Directors of the Company who are not also employees of the Company are eligible to participate in the 1999 Plan.

SHARES SUBJECT TO THE PLAN

     The shares to be issued upon exercise of options granted under the 1999 Plan will be Common Shares, without par value, of the Company. Either treasury or authorized and unissued Common Shares, or both, as the Board of Directors shall from time to time determine, may be so issued. Common Shares which are the subject of any lapsed, expired or terminated options may be made available for reoffering under the 1999 Plan.

     The aggregate number of Common Shares for which options may be granted under the 1999 Plan will be 105,000, which is intended to provide sufficient shares for two (2) years of grants. However, in the event that subsequent to the date of adoption of the 1999 Plan by the Board of Directors, the outstanding Common Shares should be increased or decreased or changed into or exchanged for a different number of kind of shares of stock or other securities of the Company or of another corporation as a result of a stock split, stock dividend, reclassification, merger or similar transaction, then the number or kind of shares covered by unexercised options will be adjusted automatically to prevent dilution or enlargement of the rights of optionees, and the Board will have the authority to make any other adjustments as may be appropriate and equitable.

GRANT OF OPTIONS

     Subject to the approval of the 1999 Plan by the shareholders, options will be granted annually, on the date of the Annual Meeting of Shareholders, to each outside Director for the purchase of a maximum of 7,500 Common Shares by each such Director.

OPTION PROVISIONS

     Option Price. The option price per Common Share under the 1999 Plan will be equal to the fair market value of a share on the date the options are granted. The closing price of a Common Share on June 7, 1999 as reported by The Nasdaq Stock Market was $11.375.

     Period of Option. Each option granted under the 1999 Plan will be exercisable in full for a period of ten (10) years from the date of grant.

     Limitation on Exercise and Transfer of Options. Only the Director to whom the option is granted may exercise the same, except where a guardian or other legal representative has been appointed for such Director and except as discussed below in the case of such Director's death. No option granted under the 1999 Plan will be transferable otherwise than by the Last Will and Testament of the Director to whom it is granted or, if the Director dies intestate, by the applicable laws of descent and distribution. No option granted under the Plan may be pledged or hypothecated, nor will any such option be subject to execution, attachment or similar process.

     Exercise of Option. Each option granted under the 1999 Plan may be exercised in whole or in part from time to time during the option period, but this right of exercise will be limited to whole shares. Options may be exercised by the optionee giving written notice to the Company of intention to exercise the same, accompanied by full payment of the purchase price in cash or in whole or in part in Common Shares having a fair market value on the date the option is exercised equal to that portion of the purchase price for which payment in cash is not made.

     Termination of Directorship. If the optionee ceases to be a Director of the Company because of his or her voluntary resignation or removal by the Board of Directors for cause, the optionee's option will terminate on the effective date of termination of his or her directorship and neither the optionee nor any other person will have any right after such date to exercise all or any part of the option. If, however, the optionee's directorship is terminated for any other reason, then the option will remain exercisable until the second anniversary of the effective date of termination of his or her directorship by the optionee, or, if the optionee's directorship is terminated because of death, by the optionee's estate or by the person designated in the optionee's Last Will and Testament or to whom transferred by the applicable laws of descent and distribution.

NEW PLAN BENEFITS

     Set forth below are the number of options expected to be granted under the 1999 Plan to the individuals and groups shown in the table.

                                                                NUMBER OF OPTIONS
                     NAME AND POSITION                               SHARES
                     -----------------                          -----------------
James L. Bayman.............................................               0
Arthur Rhein................................................               0
Gregory T. Geswein..........................................               0
John V. Goodger.............................................               0
Executive Group.............................................               0
Non-Executive Director Group................................         105,000
Non-Executive Officer Employee Group........................               0

     No options have been awarded to date under the 1999 Plan. A total of 52,500 options will be awarded to seven (7) outside Directors on July 27, 1999, assuming that the 1999 Plan is approved by the shareholders.

TERMINATION OF THE PLAN

     The 1999 Plan will terminate two (2) years from the date of its adoption by the Board of Directors of the Company and thereafter no options may be granted under the 1999 Plan. All options outstanding at the time of such termination will continue in full force and effect in accordance with and subject to their terms and the terms and conditions of the 1999 Plan.

FEDERAL INCOME TAX CONSEQUENCES

     All of the options granted under the 1999 Plan will be nonqualified stock options for federal income tax purposes. Accordingly, an optionee will not realize income upon the granting of such an option. At the time of exercise, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise, and the Company will be entitled to a tax deduction for a like amount in the same year, provided it complies with applicable requirements. At the time of sale by the optionee of shares acquired pursuant to the exercise of the option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

RECOMMENDATION; REQUIRED VOTE

     The Board of Directors recommends a vote FOR the proposal. The affirmative vote of the holders of shares representing a majority of the Common Shares present and entitled to vote at the Annual Meeting is required to authorize, approve and adopt the 1999 Plan.

               PROPOSAL TO APPROVE THE 1999 RESTRICTED STOCK PLAN

     At the Annual Meeting, shareholders will be asked to vote on a proposal to approve the Pioneer-Standard Electronics, Inc. 1999 Restricted Stock Plan (the "Restricted Stock Plan"), which provides for the granting of Common Shares of the Company to certain officers of the Company.

GENERAL

     In April 1999, in connection with its comprehensive review of the Company's executive officer and director compensation, Ernst & Young LLP recommended to the Board of Directors the adoption of a retirement plan for its senior executives. This recommendation was based on Ernst & Young LLP's finding that the Company's existing retirement benefits for senior executives were not competitive with those of its peer companies. Ernst & Young LLP further recommended, in view of the nearing retirement of certain senior executives of the Company, that a separate Company stock-based retirement plan be established solely for those senior executives in order to minimize the amount of cash that the Company would be required to set aside in the near term to fund their retirement benefits. To implement Ernst & Young LLP's recommendations, on April 27, 1999 the Board of Directors approved the adoption of the Pioneer-Standard Electronics, Inc. 1999 Restricted Stock Plan. The following summary of the material provisions of the Restricted Stock Plan is qualified in its entirety by reference to the full text of the Restricted Stock Plan, a copy of which is included with this Proxy Statement as Exhibit B.

PURPOSE

     The purpose of the Restricted Stock Plan is to provide retirement benefits for the senior executives of the Company who are nearing retirement age. In particular, the Restricted Stock Plan is intended to provide such senior executives with retirement benefits comparable to those received by their counterparts at peer companies, and, by providing for grants of Common Shares of the Company to such officers, to enable the Company to fund such benefits without having to set aside a large amount of cash in the near term. In addition, by providing for vesting of the Common Shares of the Company over an extended period, the Restricted Stock Plan is intended to reward such senior executives for their future service to the Company.

ELIGIBLE PARTICIPANTS

     The sole participants in the Restricted Stock Plan are James L. Bayman, Chairman and Chief Executive Officer, and John V. Goodger, Vice President, Treasurer and Assistant Secretary.

ADMINISTRATION

     The Restricted Stock Plan will be administered by the Compensation Committee, which is required to be composed of at least three (3) "Non-employee Directors" as such term is defined under Rule 16b-3 promulgated under the Exchange Act.

SHARES SUBJECT TO THE PLAN

     The shares granted under the Restricted Stock Plan are Common Shares, without par value, of the Company. The source of these shares is The Pioneer Stock Benefit Trust, a trust established by the Company for the purpose of holding Common Shares of the Company for use in funding employee salaries and benefits.

     The maximum number of Common Shares that may be granted under the Restricted Stock Plan is 723,798 shares.

AMENDMENTS

     The Restricted Stock Plan may be amended at any time by the Board of Directors, except that no amendment may, without shareholder approval, increase the maximum number of shares issuable under the plan (other than to prevent dilution) or may impair the rights of the participants.

NEW PLAN BENEFITS

     Set forth below are the number of Common Shares granted under the Restricted Stock Plan to the individuals and groups shown in the table.

                                                                  NUMBER OF
                     NAME AND POSITION                          COMMON SHARES
                     -----------------                          -------------
James L. Bayman.............................................       611,567
Arthur Rhein................................................             0
Gregory T. Geswein..........................................             0
John V. Goodger.............................................       112,231
Executive Group.............................................       723,798
Non-Executive Director Group................................             0
Non-Executive Officer Employee Group........................             0

     The restricted Common Share grants to Messrs. Bayman and Goodger shown in the above table were made on April 27, 1999. The per share closing price of the Company's Common Shares on such date as reported by The Nasdaq Stock Market was $7.375. The grants to Messrs. Bayman and Goodger are contingent upon shareholder approval of the Restricted Stock Plan.

RESTRICTED SHARE PROVISIONS

     Vesting. The shares granted under the Restricted Stock Plan will vest and become non-forfeitable immediately upon a change in control of the Company or in the event of the participant's death, disability or termination of employment without cause. Otherwise, such shares shall vest in equal one-third increments, commencing on the last day of the first year of the "Period of Transition" as defined in the participants' employment agreements with the Company. Under such employment agreements, the "Period of Transition" is a three year period, commencing immediately following the termination of the executive's employment with the Company, during which period the executive will serve as a part-time employee of the Company to facilitate the transition from the executive's resignation to his successor's assumption of duties. If a participant's employment terminates before the last day of the Period of Transition, any unvested shares will be forfeited by the participant and returned to the Company.

     Limitations on Transfer. Participants in the Restricted Stock Plan are not permitted to sell, transfer or otherwise dispose of, or pledge or hypothecate shares granted under the Restricted Stock Plan until the earliest of (i) the lapse of the Company's right to a return of the shares upon forfeiture by the participant, (ii) a change in control of the Company, or (iii) termination of the Restricted Stock Plan.

     Adjustment Upon Changes in Capital. In the event that the shares granted under the Restricted Stock Plan should, as result of any change in the number of outstanding Common Shares through the declaration of share dividends, share splits, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, be increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or another corporation, then such shares will be subject to such change as any other outstanding Common Shares.

FEDERAL INCOME TAX CONSEQUENCES

     A participant will realize income with respect to Common Shares granted under the Restricted Stock Plan when such shares become fully vested and non-forfeitable. Income with respect to vested Common Shares will be equal to the aggregate fair market value of such shares on the date of vesting and will be taxed at ordinary income tax rates. The Company will be entitled to a tax deduction for a like amount in the same year.

TERMINATION OF THE PLAN

     The Restricted Stock Plan will terminate on March 31, 2005 unless earlier terminated by the Board of Directors. If the Restricted Stock Plan does not receive shareholder approval within 12 months of the date of its adoption, the Restricted Stock Plan will automatically terminate and shares granted under the plan will be revoked.

RECOMMENDATION; REQUIRED VOTE

     The Board of Directors recommends a vote FOR the proposal. The affirmative vote of the holders of a majority of the Common Shares present and entitled to vote at the Annual Meeting is required to authorize, approve and adopt the Restricted Stock Plan.

                              INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP to audit the accounts of the Company for the fiscal year ending March 31, 2000, and to perform such other accounting services as may be appropriate. Ernst & Young LLP and its predecessors have audited the accounts of the Company annually since 1964.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and they will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions from shareholders.

                                 OTHER MATTERS

     Reports will be laid before the Annual Meeting, including a letter from the Chairman of the Board and Chief Executive Officer which accompanies the financial statements of the Company and the Auditor's Report prepared by independent auditors. The Board of Directors does not contemplate and does not intend to present for consideration the taking of action by shareholders with respect to any reports to be laid before the Annual Meeting or with respect to the minutes of the Annual Meeting of Shareholders held on July 28, 1998, which will be read at the Annual Meeting on July 27, 1999, unless a motion to dispense with a reading is adopted.

     The Board of Directors of the Company is not aware of any matter to come before the Annual Meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

     The cost of solicitation of Proxies, including the cost of preparing, assembling and mailing the Notice, Proxy Statement and Proxy, will be borne by the Company. In addition to solicitation by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to their principals, and the Company may reimburse them for their expenses in so doing. To the extent necessary to assure sufficient representation, officers and employees of the Company may in person or by telephone or telegram request the return of Proxies. The Company has also retained D.F. King & Co., Inc., a professional proxy solicitation firm, to aid in the solicitation of proxies, for whose services the Company will pay a fee of $8,000 plus reimbursement of out-of-pocket expenses.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's Directors and certain of its executive officers and persons who beneficially own more than 10% of the Company's Common Shares to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission. Such persons are further required to furnish the Company with copies of all such forms filed by them. Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of the
Section 16(a) filing requirements were satisfied by the Company's Directors, executive officers and beneficial owners of more than 10% of the Company's Common Shares, except that one late Form 4 report with respect to one transaction was filed by Mr. Singer.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company's Secretary at the Company's principal executive offices not later than February 1, 2000, for inclusion in the Board of Directors' Proxy Statement and form of Proxy relating to that Annual Meeting. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply with the proxy rules of the Securities and Exchange Commission.

     UPON THE RECEIPT OF A WRITTEN REQUEST FROM ANY SHAREHOLDER ENTITLED TO VOTE AT THE FORTHCOMING ANNUAL MEETING, THE COMPANY WILL MAIL, AT NO CHARGE TO THE SHAREHOLDER, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE EXCHANGE ACT, FOR THE COMPANY'S MOST RECENT FISCAL YEAR. REQUESTS FROM BENEFICIAL OWNERS OF THE COMPANY'S VOTING SECURITIES MUST SET FORTH A GOOD-FAITH REPRESENTATION THAT, AS OF THE RECORD DATE FOR THE ANNUAL MEETING, THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT SUCH ANNUAL MEETING. WRITTEN REQUESTS FOR SUCH REPORT SHOULD BE DIRECTED TO:
                       John V. Goodger
                       Vice President, Treasurer and Assistant Secretary Pioneer-Standard Electronics, Inc.
                       4800 East 131st Street
                       Cleveland, Ohio 44105

     You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience a return envelope is enclosed requiring no additional postage if mailed in the United States.

                                    By Order of the Board of Directors.

                                    WILLIAM A. PAPENBROCK
                                    Secretary

June 28, 1999

                                                                       EXHIBIT A

                       PIONEER-STANDARD ELECTRONICS, INC.
                  1999 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

     Pioneer-Standard Electronics, Inc., hereinafter called the "Company," hereby adopts a stock option plan for eligible directors of the Company pursuant to the following terms and provisions:

     1. PURPOSE OF THE PLAN. The purpose of this plan, hereinafter called the "Plan," is to provide additional incentive to those directors of the Company who are not employees of the Company or any of its subsidiaries or affiliates by encouraging them to acquire a new or an additional share ownership in the Company, thus increasing their proprietary interest in the Company's business and providing them with an increased personal interest in the Company's continued success and progress. These objectives will be promoted through the grant of options to acquire the Company's Common Shares, without par value (the "Common Shares"), pursuant to the terms of the Plan. Only those directors who meet the qualifications stated above are eligible for and shall receive options under this Plan.

     2. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective upon adoption by the Board of Directors on April 27, 1999, subject to approval by holders of a majority of the outstanding shares of voting capital stock of the Company. In the event the Plan is not so approved within twelve (12) months after the date the Plan is adopted by the Board of Directors, the Plan and the options granted hereunder shall be null and void.

     3. SHARES SUBJECT TO THE PLAN. The shares to be issued upon the exercise of the options granted under the Plan shall be Common Shares of the Company. Either treasury or authorized and unissued Common Shares, or both, as the Board of Directors shall from time to time determine, may be so issued. Common Shares which are the subject of any lapsed, expired or terminated options may be made available for reoffering under the Plan. If an option granted under this Plan is exercised pursuant to the terms and conditions of subsection 5(b), any Common Shares which are the subject thereof shall not thereafter be available for reoffering under the Plan.

     Subject to the provisions of the next succeeding paragraph of this Section 3, the aggregate number of Common Shares for which options may be granted under the Plan shall be one hundred five thousand (105,000) Common Shares.

     In the event that, after the date of adoption of the Plan by the Board of Directors, the Common Shares should, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization, spin-off or other such change, be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, then (i) there shall automatically be substituted for each Common Share subject to an unexercised option (in whole or in part) granted under the Plan and each Common Share made available for grant to each eligible Director pursuant to Section 4 hereof, the number and kind of shares of stock or other securities into which each outstanding Common Share shall be changed or for which each such Common Share shall be exchanged, (ii) the option price per Common Share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the option shall remain the same as immediately prior to such event, and (iii) the Board shall make such other adjustments as may be appropriate and equitable to prevent enlargement or dilution of option rights. Any such adjustment may provide for the elimination of fractional shares.

     4. GRANT OF OPTIONS. Subject to the terms of the Plan, options shall be granted to each eligible director annually on the date of the Annual Meeting of Shareholders of the Company for the purchase of seven thousand five hundred (7,500) Common Shares by each such director at an option price per share equal to the fair market value of a Common Share of the Company on the date said options are granted. Each such option granted shall be immediately exercisable in full upon grant and shall remain exercisable for a period of ten (10) years from the date of grant, subject to the provisions of section 5 hereof.

     5. OPTION PROVISIONS.

          (a) Limitation on Exercise and Transfer of Options. Only the director to whom the option is granted may exercise the same except where a guardian or other legal representative has been duly appointed for such director and except as otherwise provided in the case of such director's death. No option granted hereunder shall be transferable otherwise than by the Last Will and Testament of the director to whom it is granted or, if the director dies intestate, by the applicable laws of descent and distribution. No option granted hereunder may be pledged or hypothecated, nor shall any such option be subject to execution, attachment or similar process.

          (b) Exercise of Option. Each option granted hereunder may be exercised in whole or in part from time to time during the option period, but this right of exercise shall be limited to whole shares. Options shall be exercised by the optionee giving written notice to the Secretary or the Vice President, Treasurer and Assistant Secretary of the Company at its principal business office, by certified mail, return receipt requested, of the intention to exercise the same and the number of Common Shares with respect to which the Option is being exercised (the "Notice of Exercise of Option") accompanied by full payment of the purchase price in cash or in whole or in part in Common Shares having a fair market value on the date before the option is exercised equal to that portion of the purchase price for which payment in cash is not made. Such Notice of Exercise of Option shall be deemed delivered upon deposit into the mails.

          (c) Termination of Directorship. If the optionee ceases to be a director of the Company as a result of his or her voluntary resignation during his or her term or his or her removal from the Board of Directors with cause (as determined in the sole discretion of the Board of Directors), his or her option shall terminate on the effective date of termination of his or her directorship and neither he or she nor any other person shall have any right after such date to exercise all or any part of such option. If the optionee ceases to be a director of the Company for any reason other than the foregoing, including death or disability or not standing for reelection as a director, then the option will remain exercisable, subject to the terms and provisions contained herein and in the Option Agreement pursuant to which such option was granted, until the earlier of (i) the tenth anniversary of the date on which the option was granted or (ii) the second anniversary of the effective date of termination, by the optionee or, in the case of the optionee's death, by the optionee's estate or by the person designated in the optionee's Last Will and Testament or to whom transferred by the applicable laws of descent and distribution.

          (d) Option Agreements. Options granted under the Plan shall be subject to the further terms and provisions of an Option Agreement, the execution of which by each optionee shall be a condition to the receipt of an option.

     6. INVESTMENT REPRESENTATION, APPROVALS AND LISTING. The options to be granted hereunder shall be further conditioned upon receipt of the following investment representation from the optionee:

          "I further agree that any Common Shares of Pioneer-Standard Electronics, Inc., which I may acquire by virtue of this option shall be acquired for investment purposes only and not with a view to distribution or resale; provided, however, that this restriction shall become inoperative in the event the said Common Shares subject to this option shall be registered under the Securities Act of 1933, as amended, or in the event there is presented to Pioneer-Standard Electronics, Inc. an opinion of counsel satisfactory to Pioneer-Standard Electronics, Inc., to the effect that the offer or sale of the Common Shares subject to this option may lawfully be made without registration under the Securities Act of 1933, as amended."

     The Company shall not be required to issue any certificate or certificates for Common Shares upon the exercise of an option granted under the Plan prior to
(i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such Common Shares to listing on any national securities exchange or transaction reporting system on which the Common Shares may be listed, (iii) the completion of any registration or other qualification of the Common Shares under any state or federal law or ruling or regulations of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable or the determination by the Company, in its sole discretion, that any registration or other qualification of the Common Shares is not necessary or advisable and (iv) the obtaining of an investment representation from the optionee in the form stated above or in such other form as the Company, in its sole discretion, shall determine to be adequate.

     7. GENERAL PROVISIONS. For all purposes of this Plan the fair market value of a Common Share shall be determined as follows: so long as the Common Shares of the Company are listed upon an established stock exchange or exchanges or on the Nasdaq National Market such fair market value shall be determined to be the highest closing price of such Common Shares on such stock exchange or exchanges or on such transaction reporting system on the day the option is granted (or the day before the Common Shares are tendered as payment, in the case of determining fair market value for that purpose) or if no sale of such Common Shares shall have been made on any stock exchange or transaction reporting system on that day, then on the next preceding day on which there was a sale of such Common Shares; and during any period of time as such Common Shares are not listed upon an established stock exchange or the Nasdaq National Market the fair market value per share shall be the last sales price of such Common Shares in the over-the-counter market on the day the option is granted (or the day before the shares are tendered as payment, in the case of determining fair market value for that purpose), as reported by The Nasdaq Stock Market Inc.

     The liability of the Company under the Plan and any distribution of Common Shares made hereunder is limited to the obligations set forth herein with respect to such distribution and no term or provision of the Plan shall be construed to impose any liability on the Company in favor of any person with respect to any loss, cost or expense which the person may incur in connection with or arising out of any transaction in connection with the Plan, including, but not limited to, any liability to any Federal, state, or local tax authority and/or any securities regulatory authority.

     Nothing in the Plan or in any option agreement shall confer upon any optionee any right to continue as a director of the Company, or to be entitled to any remuneration or benefits not set forth in the Plan or such option.

     Nothing contained in the Plan or in any option agreement shall be construed as entitling any optionee to any rights of a shareholder as a result of the grant of an option until such time as Common Shares are actually issued to such optionee pursuant to the exercise of an option.

     The Plan may be assumed by the successors and assigns of the Company.

     The cash proceeds received by the Company from the issuance of Common Shares pursuant to the Plan will be used for general corporate purposes or in such other manner as the Board of Directors deems appropriate.

     The expense of administering the Plan shall be borne by the Company.

     The captions and section numbers appearing in the Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of the Plan.

     8. TERMINATION OF THE PLAN. The Plan shall terminate two years from the date of its adoption by the Board of Directors of the Company and thereafter no options shall be granted hereunder. All options outstanding at the time of termination of the Plan shall continue in full force and effect in accordance with and subject to their terms and the terms and conditions of the Plan.

     9. TAXES. A participant may satisfy any federal, state and local tax obligations associated with the exercise of an option by the transfer to the Company of Common Shares or a combination of cash and Common Shares, or by requesting the Company to withhold a sufficient number of Common Shares to satisfy such tax obligations. If a participant does not satisfy his or her tax obligations in the manner described in the preceding sentence, the Company may withhold, or require a participant to remit to the Company, an amount of cash sufficient to pay any federal, state and local taxes associated with the exercise of an option.

     10. VENUE. The venue of any claim brought hereunder by an eligible Director shall be Cleveland, Ohio.

     11. CHANGES IN GOVERNING RULES AND REGULATIONS. All references herein to the Internal Revenue Code of 1986, as amended, or sections thereof, or to rules and regulations of the Department of Treasury or of the Securities and Exchange Commission, shall mean and include the Code sections thereof and such rules and regulations as are now in effect or as they may be subsequently amended, modified, substituted or superseded.

                                                                       EXHIBIT B

                       PIONEER-STANDARD ELECTRONICS, INC.
                           1999 RESTRICTED STOCK PLAN

     This Plan is hereby adopted by Pioneer-Standard Electronics, Inc., a corporation organized and existing under and by virtue of the laws of the State of Ohio (hereinafter referred to as the "Company");

                              W I T N E S S E T H:

     WHEREAS, in consultation with and upon the recommendation of Ernst & Young LLP, the Company has determined to provide an additional retirement benefit for its senior executives;

     WHEREAS, Ernst & Young LLP has determined that, in light of the nearing retirement of the Chairman and Chief Executive Officer and the Vice President, Treasurer and Assistant Secretary of the Company, the funding of such a benefit under a supplemental executive retirement plan ("SERP") would have a substantial negative effect on the Company's cash flow;

     WHEREAS, in order to avoid such negative effect, Ernst & Young LLP recommended that a separate restricted stock plan be established in order to provide a retirement benefit for the Chairman and Chief Executive Officer and the Vice President, Treasurer and Assistant Secretary of the Company that is substantially equivalent to the benefit that such senior executives would have received as participants in the SERP;

     WHEREAS, it was determined that the provision of a retirement benefit for the Chairman and Chief Executive Officer and the Vice President, Treasurer and Assistant Secretary of the Company through a restricted stock plan would additionally benefit the Company by providing an incentive for such senior executives to continue their employment with the Company;

     WHEREAS, in light of the foregoing considerations, the Board of Directors and the Compensation Committee of the Board of Directors have approved the establishment of a restricted stock plan;

     NOW, THEREFORE, the Company hereby adopts the Pioneer-Standard Electronics, Inc. 1999 Restricted Stock Plan (hereinafter referred to as the "Plan") effective April 27, 1999, as follows:

                                   ARTICLE 1

                                NAME AND PURPOSE

     1.1 Name. The name of this Plan shall be the Pioneer-Standard Electronics, Inc. 1999 Restricted Stock Plan.

     1.2 Purpose. The Plan will be maintained by the Company in order to provide a retirement benefit and retention incentive for the Chairman and Chief Executive Officer and the Vice President, Treasurer and Secretary of the Company by awarding Shares to such Senior Executives of the Company under the terms and conditions of and in accordance with this Plan.

                                   ARTICLE 2

                                  DEFINITIONS

     Unless the context otherwise indicates, the following words used herein shall have the following meanings whenever used in this instrument:

     2.1 Beneficiary. The word "Beneficiary" shall mean the person, persons, entity, or entities so designated, or deemed to be designated, by a Participant pursuant to Article 10.

     2.2 Board. The word "Board" shall mean the Board of Directors of the Company.

     2.3 Cause. A Participant's Termination of Employment shall be deemed to have been for "Cause" only if:

          (a) termination of his employment shall have been the result of the Participant's conviction of any of the following: (i) embezzlement; (ii) misappropriation of money or other property of the Company; or (iii) any felony; or

          (b) there has been a breach by the Participant during the Period of Employment (as defined in his Employment Agreement) of the provisions of paragraph 3.03 of such Employment Agreement, relating to devotion of full time to the affairs of the Company, Section 8 of such Employment Agreement relating to Competition, Section 9 of such Employment Agreement relating to Confidential Information, or Section 10 of such Employment Agreement relating to Noninterference, and such breach results in demonstrable significant injury to the Company, and with respect to any alleged breach of such paragraph 3.03, the Participant shall have failed to remedy such breach within thirty (30) days from his receipt of written notice from the Company.

     2.4 Change in Control. The words "Change in Control" shall mean the occurrence of any of the following events:

          (a) all or substantially all of the assets of the Company are sold or transferred to another corporation or entity, or the Company is merged, consolidated or reorganized with or into another corporation or entity, with the result that upon conclusion of the transaction less than fifty-one percent (51%) of the outstanding securities entitled to vote generally in the election of Directors ("Voting Stock") or other capital interests of the acquiring corporation or entity are owned, directly or indirectly, by the holders of Voting Stock of the Company generally prior to the transaction; or

          (b) there is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner") is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
     Act) of securities representing twenty percent (20%) or more of the combined voting power of the then-outstanding Voting Stock of the Company; or

          (c) the Company shall file a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Item 1 of Form 8-K thereunder or Item 6(e) of Schedule 14A thereunder (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

          (d) the individuals who, at the beginning of any period of two consecutive calendar years, constituted the Directors of the Company cease for any reason to constitute at least a majority thereof unless the nomination for election by the Company's shareholders of each new Director of the Company was approved by a vote of at least two-thirds of the Directors of the Company still in office who were Directors of the Company at the beginning of any such period.

     2.5 Code. The word "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations or other pronouncements promulgated thereunder. Any reference made herein to a specific Code Section shall be deemed to include any successor Code Section having the same or a similar purpose.

     2.6 Committee. The word "Committee" shall mean the Compensation Committee of the Board, or the successor of such Committee, which satisfies the requirements of Section 7.1 hereof.

     2.7 Company. The word "Company" shall mean Pioneer-Standard Electronics, Inc. and any successor corporation or business organization which shall assume the duties and obligations of Pioneer-Standard Electronics, Inc. under this Plan.

     2.8 Continuous Service. The words "Continuous Service" shall mean for any Participant the period during which he is or has been an Employee of the Company. Such period shall be measured from his date of hire (which date shall be considered to be the first day on which the Employee performs any service for the Company for which he is directly or indirectly compensated as an Employee) until his date of Termination of Employment.

     2.9 Director. The word "Director" shall mean a member of the Board of Directors of the Company.

     2.10 Disability. The word "Disability" shall mean an illness or accident which prevents the Participant from performing his duties with the Company for a period of six (6) consecutive months. His Termination of Employment shall be deemed to have occurred as of the close of business on the last day of such six
(6) month period.

     2.11 Effective Date. The words "Effective Date" shall mean the date on which this Plan became effective, which date is April 27, 1999.

     2.12 Employee. The word "Employee" shall mean any common-law employee of the Company, whether or not an officer or member of the Board, but excluding any temporary employee and any person serving the Company only in the capacity of a member of the Board.

     2.13 Employment Agreement. The words "Employment Agreement" shall mean, in the case of a Participant, that certain Employment Agreement between the Participant and the Company dated as of the Effective Date and any successor thereto. References in this Plan to specific sections or articles of an Employment Agreement shall be deemed also to be references to successor provisions dealing with the same subject, however numbered.

     2.14 Escrow Agreement. The words "Escrow Agreement" shall mean any escrow agreement entered into between the Company and an escrow agent for the purpose of holding Shares thereunder.

     2.15 Exchange Act. The words "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     2.16 Participant. The word "Participant" shall mean James L. Bayman and John V. Goodger, individually, commencing with the Effective Date and thereafter, in each case, while he remains a Participant hereunder.

     2.17 Period of Transition. The words "Period of Transition" shall mean a period of reduced employment responsibilities designed to ensure a Participant's availability and support in the transition from the Participant to his successor as an executive officer of the Company.

     2.18 Plan. The word "Plan" shall mean the Pioneer-Standard Electronics, Inc. 1999 Restricted Stock Plan as set forth herein, as in effect on the Effective Date, and as it may be later amended.

     2.19 Plan Year. The words "Plan Year" shall mean the period beginning on the Effective Date and ending on March 31, 2000, and each 12-month period beginning on April 1 and ending on March 31 thereafter while the Plan remains in existence.

     2.20 SSAT. The acronym "SSAT" shall mean The Pioneer Stock Benefit Trust established pursuant to the Pioneer-Standard Electronics, Inc. Share Subscription Agreement and Trust effective as of July 2, 1996.

     2.21 Senior Executive. The words "Senior Executive" shall mean James L. Bayman and John V. Goodger. A Participant who incurs a Disability at a time when he is a Senior Executive shall be deemed to continue to be a Senior Executive during the period of his Disability until his Termination of Employment. A Participant shall automatically cease to be a Senior Executive on his date of Termination of Employment.

     2.22 Shareholders. The word "Shareholders" shall mean the individuals or entities that own one or more of the Company's Common Shares.

     2.23 Shares. The word "Shares" shall mean common shares, without par value, of the Company.

     2.24 Termination of Employment. The words "Termination of Employment" shall mean the cessation of a Participant's service with the Company as an Employee for any reason whatsoever, whether voluntary or involuntary, including by reason of retirement, death, or Disability.

     2.25 Vested Percentage. The words "Vested Percentage" shall mean for any Participant a percentage determined on the basis of his Continuous Service during his Period of Transition in accordance with the following table:

        IF HIS CONTINUOUS SERVICE ENDS AS FOLLOWS:           HIS VESTED PERCENTAGE SHALL BE:
        ------------------------------------------           -------------------------------
Before March 31 of the first year of his Period of
  Transition...............................................                  0%
On or after such first March 31 but before March 31 of the
  second year of his Period of Transition..................             33 1/3%
On or after such second March 31 but before March 31 of the
  third year of his Period of Transition...................             66 2/3%
On or after such third March 31............................                100%

     Notwithstanding the foregoing, the Vested Percentage of a Participant who has a Termination of Employment as a result of his death, Disability or termination by the Company without "Cause" shall be one hundred percent (100%) as of the date of such Termination of Employment. In addition, the Vested Percentage of a Participant shall be one hundred percent (100%) as of the date of termination of the Plan or upon a Change in Control.

                                   ARTICLE 3

                         ELIGIBILITY AND PARTICIPATION

     3.1 Eligibility. As of the Effective Date, the following two Senior Executives are eligible to participate in the Plan:

          (a) James L. Bayman; and

          (b) John V. Goodger.

     3.2 Participation. As of the Effective Date, the following two eligible Senior Executives shall become Participants in the Plan:

          (a) James L. Bayman; and

          (b) John V. Goodger.

Each Senior Executive shall remain a Participant in the Plan during his continued employment with the Company.

                                   ARTICLE 4

                                AWARDS OF SHARES

     4.1 Award. As of the Effective Date, Shares are hereby awarded to each Participant hereunder as follows:

James L. Bayman......................................   611,567
John V. Goodger......................................   112,231
                                                       --------
     Total...........................................   723,798
                                                       ========

     4.2 Source of Shares. The Shares which are hereby awarded to the Participants under this Plan shall be obtained from the SSAT.

     4.3 Maximum Number of Shares. Subject to the provisions of Section 4.4, the aggregate number of Shares which may be issued under this Plan shall not exceed Seven Hundred Twenty-Three Thousand, Seven Hundred Ninety-Eight (723,798) Shares.

     4.4 Effect of Changes in Shares. In the event that after the date of adoption of the Plan by the Board, the Shares should, as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, then the Shares awarded hereunder shall be subject to such change as any other outstanding Shares.

                                   ARTICLE 5

                             TRANSFER RESTRICTIONS

     5.1 In General. The Shares awarded hereunder shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated (and any such sale, transfer or other disposition, pledge or other hypothecation being hereinafter referred to as "to dispose of" or "a disposition") until the earliest of (a) the lapse of the right of the Company to a return of such Shares pursuant to Section 5.2 below; (b) a Change in Control with respect to the Company; or (c) the termination of the Plan. An appropriate number of Shares may be sold by a Participant (or, at the Participant's request, withheld by the Company) after the date that any Shares become nonforfeitable under Section 5.2 below to enable such Participant to pay any applicable taxes incurred as a result of such Shares becoming nonforfeitable.

     5.2 Forfeiture. Any Shares awarded hereunder shall be subject to forfeiture as of the Participant's Termination of Employment for any reason except to the extent of the Participant's Vested Percentage in such Shares. Any Shares forfeited in accordance with this Section 5.2 shall be sold on the open market as soon as reasonably practicable and subject to any applicable legal requirements, and the proceeds from such sale shall be utilized for one or more purposes authorized by the SSAT.

     5.3 Change in Control. The Committee has the sole authority to determine whether a Change in Control has occurred. If the Committee shall determine that a Change in Control has occurred, it shall cause to be issued a written notice to the Participants of such fact and shall cause a certificate or certificates representing all Shares owned by the Participants which shall have become nonforfeitable to be delivered to the Participants as soon as practicable after such notice.

     5.4 Plan Termination. If the Plan is terminated, the Committee shall cause to be issued a written notice to the Participants of such fact and shall cause a certificate or certificates representing all Shares owned by the Participants which have become nonforfeitable to be delivered to the Participants as soon as practicable after such notice.

     5.5 Disability. The Committee has the sole authority to determine whether a Disability has occurred. If the Committee shall determine that a Disability has occurred, it shall cause to be issued a written notice to the disabled Participant of such fact and shall cause a certificate or certificates representing all Shares owned by Participant which have become nonforfeitable to be delivered to such Participant as soon as practicable after such notice.

     5.6 Death. Upon notification of the death of a Participant, the Committee shall cause to be issued a written notice to the Beneficiary of the Participant determined pursuant to Article 10 hereof of such fact and shall cause a certificate or certificates representing all Shares which have become nonforfeitable to be delivered to such Beneficiary as soon as practicable after such notice.

     5.7 Rights with Respect to the Shares. Notwithstanding retention of certificates representing some or all of the Shares awarded hereunder by the Company or an agent of the Company, the Participant in whose name certificates are issued shall have all rights (including dividend and voting rights) with respect to the Shares represented by such certificates, subject to the terms, conditions and restrictions specified under this Plan, and the Shares represented by such certificates shall be considered as issued and outstanding.

                                   ARTICLE 6

                          ESCROW AGREEMENT AND LEGENDS

     In order to enforce the restrictions imposed upon Shares issued hereunder, the Committee also may require any Participant to enter into an Escrow Agreement providing that the certificates representing Shares issued pursuant to this Plan shall remain in the physical custody of an escrow agent until any or all of the restrictions imposed pursuant to this Plan have terminated. Alternatively, the Committee may make such arrangements in lieu of an Escrow Agreement as it shall deem appropriate hereunder. The Committee may impose such additional restrictions on any Shares awarded pursuant to the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, as required by the New York Stock Exchange or any other stock exchange or reporting system upon which such Shares are then listed or under any state blue sky or securities laws applicable to such Shares. In addition, the Committee may cause a legend or legends to be placed on any certificates representing Shares issued pursuant to this Plan, which legend or legends shall make appropriate reference to the various restrictions imposed hereunder or by law.

                                   ARTICLE 7

                           ADMINISTRATION OF THE PLAN

     7.1 Composition of Committee. This Plan shall be administered by the Committee, which shall consist of at least three members of the Board, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act. The Committee may, from time to time, designate one or more persons or agents to carry out any or all of its administrative duties hereunder, provided that none of the duties required to be performed by the Committee under Rule 16b-3 promulgated under the Exchange Act or Section 7.2 of the Plan may be delegated to any other person.

     7.2 Duties and Rights of Committee. The Committee shall interpret the Plan, and to the extent and in the manner contemplated herein, it shall exercise the discretion granted to it. The Committee may issue from time to time such rules and interpretations as in its judgment are necessary in order to administer the Plan effectively. The Committee shall have the exclusive right to prescribe the form, which shall be consistent with this Plan, of the instruments evidencing any award and issuance under this Plan and the legend, if any, to be affixed to the certificates representing Shares issued under this Plan.

                                   ARTICLE 8

                                   AMENDMENTS

     This Plan may be amended at any time by the Board; provided, however, that if this Plan shall have received Shareholder approval, no such amendment shall increase the maximum number of Shares that may be issued pursuant to this Plan, except pursuant to Section 4.4 hereof, without Shareholder approval of such amendment; and provided further, that no amendment to this Plan shall impair the rights of Participants who have been awarded Shares.

                                   ARTICLE 9

                            DURATION AND TERMINATION

     This Plan shall terminate on March 31, 2005, or such earlier date as may be determined by the Board; provided, however, that such termination shall not impair the rights of any Participant hereunder with respect to any grant of Shares made prior to such termination. Notwithstanding anything in the foregoing to the contrary, this Plan shall terminate and all awards of Shares under the Plan shall be revoked if, within twelve (12) months of the date of its adoption by the Board, the Plan does not receive the approval of a majority of the outstanding Shares present in person or by proxy and entitled to vote at a meeting of Shareholders of the Company.

                                   ARTICLE 10

                            BENEFICIARY DESIGNATION

     Unless a Participant has designated a Beneficiary in accordance with the provisions of the following sentence, any Shares that become unrestricted on account of the death of a Participant shall be distributed to the person or persons in the first of the following classes in which there are any survivors of such Participant, which person or persons shall be deemed to have been designated a Beneficiary or Beneficiaries by the Participant:

          (a) his spouse at the time of death;

          (b) his children per stirpes;

          (c) his parents; and

          (d) the executor or administrator of his estate.

     Instead of having any Shares that become payable on account of a Participant's death paid to a Beneficiary as determined above, a Participant may designate a Beneficiary or Beneficiaries to receive such Shares.

                               [MAP OF CLEVELAND]

                                                FROM THE AIRPORT:

                                                Follow 480 East to Route 422
                                                East (Solon/Warren). Follow
                                                Route 422 East to the Harper
                                                Road exit.

                                                FROM THE NORTHEAST:

                                                Follow I-271 South to Route 422
                                                East (Solon/Warren). Follow
                                                Route 422 East to the Harper
                                                Road exit.

                                                FROM THE SOUTH:

                                                Follow I-71 North to 480 East.
                                                Follow 480 East to Route 422
                                                East

                                                (Solon/Warren). Follow Route 422
                                                East to the Harper Road exit.

                                                --------------------------------

                                                DIRECTIONS FROM HARPER ROAD

                                                EXIT TO SIVAC: Turn right
                                                (south) onto Harper Road. Follow
                                                Harper Road, which turns into
                                                Cochran Road after crossing
                                                Aurora Road. Turn right on
                                                Fountain Parkway. SIVAC is the
                                                last building on the left-hand
                                                side.

                            PIONEER-STANDARD ELECTRONICS, INC.

          PROXY      ANNUAL MEETING OF SHAREHOLDERS -- JULY 27, 1999

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

              The undersigned hereby (i) appoints John V. Goodger and William A. Papenbrock, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the Common Shares of Pioneer-Standard Electronics, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders of the Company, to be held at the Systems Integration Value Added Center, 28600 Fountain Parkway, Solon, Ohio, at 10:00 a.m., Eastern Daylight Savings Time, and at any adjournments thereof, hereby revoking any and all proxies heretofore given, and (ii) authorizes and directs said Proxy holders to vote all of the Common Shares of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN BELOW, SAID SHARES WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3. The Board of Directors recommends a vote "FOR" proposals 1, 2 and 3.

          1. ELECTION OF DIRECTORS:

                   [ ] FOR ALL NOMINEES LISTED BELOW                   [ ] WITHHOLD AUTHORITY
                      (EXCEPT AS MARKED TO THE CONTRARY BELOW)            TO VOTE FOR ALL NOMINEES LISTED BELOW

                    James L. Bayman, Thomas A. Commes and Karl E. Ware

          (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following
                        line)

          ----------------------------------------------------------------------

                           (PROXY -- Continued from other side)

          2. Approve the 1999 Stock Option Plan for Outside Directors.

            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

          3. Approve the 1999 Restricted Stock Plan.

            [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

          4. In their discretion, to act on any other matter or matters which may properly come before the meeting.

                                                   Dated:                 , 1999
                                                         -----------------------

                                                   -----------------------------

                                                   -----------------------------

                                                   Your signature to this Proxy
                                                   form should be exactly the
                                                   same as the name imprinted
                                                   hereon. Persons signing as
                                                   executors, administrators,
                                                   trustees or in similar
                                                   capacities should so
                                                   indicate. For joint accounts,
                                                   the name of each joint owner
                                                   must be signed.

      Please date, sign and return promptly in the accompanying envelope.

          INSTRUCTION       PIONEER-STANDARD ELECTRONICS, INC.
          CARD       ANNUAL MEETING OF SHAREHOLDERS -- JULY 27, 1999

                 THIS CARD IS SOLICITED ON BEHALF OF WACHOVIA BANK, N.A.

              The undersigned hereby instructs Wachovia Bank, N.A. to vote Common Shares of Pioneer-Standard Electronics, Inc. which he or she is entitled to vote as a participant in an employee benefit plan which may be funded by The Pioneer Stock Benefit Trust at the Annual Meeting of Shareholders of the Company to be held at the Systems Integration Value Added Center, 28600 Fountain Parkway, Solon, Ohio, at 10:00 a.m., Eastern Daylight Savings Time, and at any adjournments thereof. The undersigned authorizes and directs Wachovia Bank, N.A. to vote all of the Common Shares of the Company represented by this Card as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN BELOW SAID SHARES WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3. The Board of Directors recommends a vote "FOR" proposals 1, 2 and 3.

          1. ELECTION OF DIRECTORS:

                   [ ] FOR ALL NOMINEES LISTED BELOW                   [ ] WITHHOLD AUTHORITY
                      (EXCEPT AS MARKED TO THE CONTRARY BELOW)            TO VOTE FOR ALL NOMINEES LISTED BELOW

                    James L. Bayman, Thomas A. Commes and Karl E. Ware

          (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the following
                        line)

          ----------------------------------------------------------------------

                     (INSTRUCTION CARD -- Continued from other side)

          2. Approve the 1999 Stock Option Plan for Outside Directors.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

          3. Approve the 1999 Restricted Stock Plan.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

          4. In its discretion, to act on any other matter or matters which may properly come before the meeting.

                                                   Dated:                 , 1999
                                                          ----------------------

                                                   -----------------------------

                                                   -----------------------------

                                                   Your signature to this card
                                                   should be exactly the same as
                                                   the name imprinted hereon.

      Please date, sign and return promptly in the accompanying envelope.